                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         -------------------------------

                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                       ----------------------------------


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 16, 2000
                                                        -----------------


                       INVERNESS MEDICAL TECHNOLOGY, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)



         DELAWARE                      0-20871                 04-3164127
----------------------------     ------------------------   -------------
(STATE OR OTHER JURISDICTION     (COMMISSION FILE NUMBER)   (IRS EMPLOYER
        OF INCORPORATION)                                   IDENTIFICATION NO.)


                200 PROSPECT STREET, WALTHAM, MASSACHUSETTS 02453
                -------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (781) 647-3900
                                 --------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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ITEM 5.  OTHER EVENTS

         This Form 8-K/A is filed as an amendment to the Current Report on Form 8-K filed by Inverness Medical Technology, Inc., a Delaware corporation (the "Company") on October 6, 2000 in connection with the announcement on October 4, 2000 that the Company signed an Agreement and Plan of Merger (the "Merger Agreement") with Integ Incorporated, a Minnesota corporation ("Integ"), pursuant to which the parties will effect a business combination through a merger of Integ with and into Terrier Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of the Company (the "Merger"). As a result of the Merger, Integ will become a wholly-owned subsidiary of the Company.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (c)     EXHIBITS

                99.1 First Amendment to Agreement and Plan of Merger, dated as of October 16, 2000, by and among Inverness Medical Technology, Inc., Terrier Acquisition Corp. and Integ Incorporated.

                99.2 Loan Agreement, dated as of October 3, 2000, by and among Inverness Medical Technology, Inc. and Integ Incorporated.*

                * Incorporated by reference to the Current Report on Form 8-K, dated October 3, 2000, filed by Integ Incorporated with the Commission (File No. 0-28420).


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amended report to be filed on its behalf by the undersigned thereunto duly authorized

                                 INVERNESS MEDICAL TECHNOLOGY, INC.



Dated: October 18, 2000             By:/s/Duane L. James
                                       -----------------------------------------
                                       Name: Duane L. James
                                       Title: Vice President of Finance


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                                  EXHIBIT INDEX


Exhibit No.                    Description
-----------                    -----------

Exhibit 99.1 --                First Amendment to Agreement and Plan of Merger,
                               dated as of October 16, 2000, by and among Inverness Medical Technology, Inc., Terrier
                               Acquisition Corp. and Integ Incorporated.





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